UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 1, 2019

Cohu, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12367 Crosthwaite Circle, Poway, California		92064
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-848-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	COHU	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of New Director

On September 1, 2019, the Board of Directors (the “Board”) of Cohu, Inc. (“Cohu”) increased the size of the Board from seven to eight directors and filled the newly created vacancy on the Board by appointing Lynne J. Camp to join the Board as a Class 3 director whose term will expire at Cohu’s 2022 annual meeting of stockholders. Such increase and appointment are effective as of September 4, 2019. Ms. Camp has not been appointed to any committee of the Board at this time. There is no arrangement or understanding between Ms. Camp and Cohu or any other person pursuant to which she was selected as a director.

Ms. Camp will be compensated in accordance with the director compensation program as described in Cohu’s definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2019. For the pro-rated period from appointment to the next scheduled director annual equity grant, Ms. Camp will receive Restricted Stock Units with a total value of $84,588.

Ms. Camp was provided, and is expected to sign, Cohu’s standard form of indemnification agreement for directors, which is attached as Exhibit 10.1 to Cohu’s Form 8-K filed with the SEC on December 13, 2018.

A copy of Cohu’s press release relating to this announcement is being furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. - 99.1

Description - Cohu Appoints Lynne J. Camp to its Board of Directors, dated September 3, 2019

Index of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Cohu Appoints Lynne J. Camp to its Board of Directors, dated September 3, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 3, 2019	Cohu, Inc.

By:
/s/ Thomas D. Kampfer
		Name:	Thomas D. Kampfer
		Title:	VP Corporate Development, General Counsel and Secretary